Apollo Diversified Real Estate Fund	Schedule of Investments

December 31, 2025

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (96.64%)(a)

Private Investment Funds (69.46%)
Affinius U.S. Government Building Fund	N/A	$35,625,401
Ares Real Estate Enhanced Income Fund, L.P.	N/A	119,628,751
Article Student Living Income and Growth L.P.	85,518	96,516,214
BGO Diversified US Property Fund, L.P.	4,586	11,263,974
Brookfield Senior Mezzanine Real Estate Finance Fund	108,234	37,867,102
CBRE U.S. Core Partners, L.P.	22,977,580	34,237,564
CBRE U.S. Credit Partners, L.P.	118,171	114,820,541
CBRE U.S. Logistics Partners, L.P.	206,464,003	268,693,525
Clarion Gables Multifamily Trust, L.P.	48,154	70,315,107
Clarion Lion Industrial Trust, L.P.	19,315	72,221,728
Clarion Lion Properties Fund, L.P.	69,985	105,204,150
Cortland Growth and Income Fund, L.P.	210,200	236,518,992
CrossHarbor Strategic Debt Fund, L.P.	N/A	19,053,363
Dream U.S. Industrial Fund, L.P.	74,796	125,494,108
Heitman America Real Estate Trust, L.P.	11,138	13,895,692
Heitman Core Real Estate Debt Income Trust	37,982	19,363,450
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	367,013	36,614,018
Manulife U.S. Real Estate Fund, L.P.	39,675	52,796,888
Morgan Stanley Prime Property Fund	7,381	140,350,450
Oaktree Real Estate Income Fund, L.P.	N/A	116,195,871
PRISA, L.P.	8,851	18,745,252
Prologis Targeted U.S. Logistics Fund, L.P.	50,976	143,578,399
Sagard U.S. Property Fund	N/A	25,771,111
Sentinel Real Estate Fund, L.P.	274	28,366,879
Stockbridge Smart Markets Fund, L.P.	18,241	31,343,701
TA Realty Core Property Fund, L.P.	5,696	7,244,210
TA Realty Logistics Fund, L.P.	136,838	143,212,219
Third Point Private CRE Credit Fund L.P.	112,026	111,393,026
UBS Trumbull Property Fund	1,036	9,144,140
Ventas Life Science and Healthcare Real Estate Fund	153,730	169,348,959
TOTAL PRIVATE INVESTMENT FUNDS (Cost $2,179,455,502)		2,414,824,785

Publicly Traded Securities (27.18%)
Agree Realty Corp.	298,880	21,528,326
Alexandria Real Estate Equities, Inc.	144,700	7,081,618
American Healthcare REIT, Inc.	281,320	13,238,919
American Homes 4 Rent, Class A	546,880	17,554,848
Americold Realty Trust, Inc.	227,720	2,928,479
Brixmor Property Group, Inc.	1,024,300	26,857,146
Broadstone Net Lease, Inc., Class A	389,420	6,764,225
BXP, Inc.	152,610	10,298,123
Camden Property Trust	253,690	27,926,195
Cousins Properties, Inc.	553,678	14,273,819
DiamondRock Hospitality Co.	674,720	6,045,491
Digital Realty Trust, Inc.	310,500	48,037,455
Diversified Healthcare Trust	452,466	2,194,460
Douglas Emmett, Inc.	236,240	2,596,278
EastGroup Properties, Inc.	32,890	5,859,025
Empire State Realty Trust, Inc., Class A	523,960	3,416,219
Equinix, Inc.	88,070	67,475,711

Apollo Diversified Real Estate Fund	Schedule of Investments

December 31, 2025

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Equity LifeStyle Properties, Inc.	233,350	$14,143,343
Equity Residential	241,390	15,217,226
Essex Property Trust, Inc.	52,580	13,759,134
Extra Space Storage, Inc.	293,720	38,248,218
Federal Realty Investment Trust	73,940	7,453,152
First Industrial Realty Trust, Inc.	202,240	11,582,285
Healthcare Realty Trust, Inc.	621,870	10,540,697
Healthpeak Properties, Inc.	538,110	8,652,809
Host Hotels & Resorts, Inc.	802,070	14,220,701
InvenTrust Properties Corp.	160,580	4,529,962
Invitation Homes, Inc.	589,860	16,392,209
Iron Mountain, Inc.	265,539	22,026,460
Kimco Realty Corp.	1,239,460	25,123,854
Kite Realty Group Trust	768,330	18,416,870
Lamar Advertising Co., Class A	31,050	3,930,309
Lineage, Inc.	56,320	1,971,200
Macerich Co.	556,730	10,277,236
NETSTREIT Corp.	448,720	7,915,421
Omega Healthcare Investors, Inc.	361,110	16,011,617
Piedmont Realty Trust, Inc., Class A	483,520	4,032,557
Prologis, Inc.	607,590	77,564,939
Public Storage	140,290	36,405,255
Realty Income Corp.	508,760	28,678,801
Rexford Industrial Realty, Inc.	233,090	9,025,245
RLJ Lodging Trust	257,350	1,917,258
Ryman Hospitality Properties, Inc.	33,680	3,186,802
Sabra Health Care REIT, Inc.	291,870	5,528,018
Simon Property Group, Inc.	169,000	31,283,590
SL Green Realty Corp.	66,050	3,029,714
Sunstone Hotel Investors, Inc.	220,020	1,966,979
UDR, Inc.	885,490	32,479,773
Ventas, Inc.	573,400	44,369,692
VICI Properties, Inc.	568,370	15,982,564
Vornado Realty Trust	266,950	8,884,096
Welltower, Inc.	514,660	95,526,043
Xenia Hotels & Resorts, Inc.	47,915	677,518
TOTAL PUBLICLY TRADED SECURITIES (Cost $ 725,964,573)		945,027,884

TOTAL REAL ESTATE INVESTMENT TRUSTS (Cost $2,905,420,075)		3,359,852,669

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (2.21%)(b)

Agree Realty Corp., Series A	4.25%	91,500	1,566,480
American Homes 4 Rent, Series G	5.88%	43,000	992,870
American Homes 4 Rent, Series H	6.25%	199,306	4,845,129
Chatham Lodging Trust, Series A	6.63%	46,000	905,740
Digital Realty Trust, Inc., Series J	5.25%	58,000	1,201,180
Digital Realty Trust, Inc., Series K	5.85%	195,000	4,654,650
Digital Realty Trust, Inc., Series L	5.20%	70,000	1,432,900

Apollo Diversified Real Estate Fund	Schedule of Investments

December 31, 2025

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (continued)
DigitalBridge Group, Inc., Series I	7.15%	91,000	$2,020,200
DigitalBridge Group, Inc., Series J	7.13%	39,000	865,410
EPR Properties, Series G	5.75%	118,055	2,318,600
Federal Realty Investment Trust, Series C	5.00%	121,000	2,432,100
Global Net Lease, Inc., Series A	7.25%	43,027	1,004,250
Global Net Lease, Inc., Series D	7.50%	85,500	2,133,225
Global Net Lease, Inc., Series E	7.38%	20,440	489,538
Hudson Pacific Properties, Inc., Series C	4.75%	28,000	434,280
Kimco Realty Corp., Series L	5.13%	49,000	989,800
Kimco Realty Corp., Series M	5.25%	132,500	2,736,125
National Storage Affiliates Trust, Series A	6.00%	195,000	4,104,750
Pebblebrook Hotel Trust, Series E	6.38%	127,246	2,427,854
Pebblebrook Hotel Trust, Series F	6.30%	40,594	773,316
Pebblebrook Hotel Trust, Series G	6.38%	118,400	2,214,080
Pebblebrook Hotel Trust, Series H	5.70%	58,000	1,025,440
Public Storage, Series F	5.15%	43,000	887,950
Public Storage, Series G	5.05%	21,776	439,004
Public Storage, Series H	5.60%	133,000	3,040,380
Public Storage, Series I	4.88%	17,553	338,949
Public Storage, Series J	4.70%	25,000	466,500
Public Storage, Series L	4.63%	102,000	1,887,000
Regency Centers Corp., Series A	6.25%	110,500	2,603,380
Regency Centers Corp., Series B	5.88%	21,500	485,255
Rexford Industrial Realty, Inc., Series B	5.88%	134,000	3,079,320
Rexford Industrial Realty, Inc., Series C	5.63%	90,000	1,927,800
Saul Centers, Inc., Series D	6.13%	97,814	2,035,509
Saul Centers, Inc., Series E	6.00%	52,500	1,198,050
SL Green Realty Corp., Series I	6.50%	139,561	2,930,781
Summit Hotel Properties, Inc., Series E	6.25%	94,000	1,701,400
Summit Hotel Properties, Inc., Series F	5.88%	31,780	575,218
Sunstone Hotel Investors, Inc., Series H	6.13%	154,000	3,072,300
Sunstone Hotel Investors, Inc., Series I	5.70%	76,000	1,466,040
Vornado Realty Trust, Series L	5.40%	160,000	2,827,200
Vornado Realty Trust, Series M	5.25%	118,000	2,000,100
Vornado Realty Trust, Series N	5.25%	91,500	1,546,350
Vornado Realty Trust, Series O	4.45%	62,500	890,625
TOTAL PREFERRED STOCKS (Cost $84,547,220)			76,967,028

	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (0.86%)
AREIT 2025-CRE11(c)(d)	1M CME TERM SOFR + 2.75%	6.75%	07/25/43	$2,500,000	2,501,242
BBCMS Mortgage Trust 2025-5C37(c)(e)		4.50%	09/15/58	1,689,250	1,503,853
BMO 2025-5C12 Mortgage Trust(c)(e)		4.50%	10/15/58	2,802,800	2,427,455
BSPRT 2025-FL12 Issuer LLC(c)(d)	1M CME TERM SOFR + 2.70%	6.43%	01/17/43	1,500,000	1,499,878
COMM 2015-PC1 Mortgage Trust(f)		4.41%	07/10/50	3,500,052	3,398,288
GS Mortgage Securities Trust 2015-GS1(f)		4.24%	11/10/48	2,784,291	2,628,093
LoanCore 2025-CRE9 Issuer LLC(c)(d)	1M CME TERM SOFR + 2.65%	6.38%	08/18/42	2,000,000	1,998,478

Apollo Diversified Real Estate Fund	Schedule of Investments

December 31, 2025

Description	Index and Spread	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)

RFM Re-Remic Trust 2024-FRR2(c)(f)		1.87%	01/30/31	$15,292,000	$11,819,235
STWD 2025-FL4 LLC(c)(d)	1M CME TERM SOFR + 2.65%	6.38%	11/19/42	2,000,000	2,000,197

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost $29,858,543)					29,776,719

Description				Shares	Value (Note 2)
CLOSED-END FUND (0.05%)

Bluerock Private Real Estate Fund				124,596	1,868,940

TOTAL CLOSED-END FUND (Cost $1,843,460)					1,868,940

			7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (2.46%)
MSILF Treasury Portfolio (Institutional Class)			3.63%	85,560,924	85,560,924

TOTAL SHORT TERM INVESTMENT (Cost $85,560,924)					85,560,924

TOTAL INVESTMENTS (102.22%) (Cost $3,107,230,222)					3,554,026,280

Liabilities in Excess of Other Assets (-2.22%)					(77,419,596)

NET ASSETS (100.00%)					$3,476,606,684

Reference Rates:

1M CME TERM SOFR - 1 Month CME TERM SOFR as of December 31, 2025 was 3.69%

(a)	A portion of these securities are held as collateral for the outstanding Lines of Credit.
(b)	These securities have no contractual maturity date.

(c)

Securities exempt from registration under Rule 144A of the Securities Act and Regulation S of the Securities Act. These securities may be sold in the ordinary course of business in transactions exempt from registration normally to qualified institutional buyers. As of December 31, 2025, the aggregate market value of such securities was $23,750,338, representing 0.68% of net assets.

(d)	Floating rate security; the reference rate is described above. The rate in effect as of December 31, 2025 is based on the reference rate plus the displayed spread as of the security’s last reset date.

(e)	Fixed rate security.

(f)

Variable rate security; rate shown is effective rate at period end. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent based on current market conditions.

Apollo Diversified Real Estate Fund	Schedule of Investments

December 31, 2025

Common Abbreviations:

Co. - Company

Corp. - Corporation

Inc. - Incorporated

LLC - Limited Liability Company

L.P. - Limited Partnership

REIT - Real Estate Investment Trust

CME - Chicago Mercantile Exchange

Apollo Diversified Real Estate Fund	Notes to Financial Statements

December 31, 2025

1. ORGANIZATION

Apollo Diversified Real Estate Fund (the “Fund”) is registered with the U.S. Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014 and is authorized to issue an unlimited number of shares with no par value. The Fund’s investment adviser is Apollo Real Estate Fund Adviser, LLC (the “Adviser”), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”) and an affiliate of Apollo Global Management, Inc. and its consolidated subsidiaries (“Apollo”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016, and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation – The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Determination of the Fund’s Net Asset Value – The net asset value per share for the Fund is determined following the close of regular trading on the New York Stock Exchange (“NYSE”), generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund, by the total number of shares outstanding.

Valuation of the Fund’s Portfolio – The Fund’s Board of Trustees (the “Board” or “Trustees”) has adopted procedures pursuant to which the Fund will value its investments (the “Valuation Policy and Procedures”). In accordance with the Valuation Policy and Procedures, the Fund’s portfolio investments for which market quotations are readily available are valued at market value. Investments for which market quotations are not readily available or are deemed to be unreliable are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act. As permitted by Rule 2a-5 under the 1940 Act, the Board has designated the Adviser as the Fund’s valuation designee (“Valuation Designee”) to perform fair value determinations relating to all portfolio investments. The Adviser carries out its designated responsibilities as Valuation Designee through various teams pursuant to the Valuation Policy and Procedures which govern the Valuation Designee’s selection and application of methodologies and independent pricing services for determining and calculating the fair value of portfolio investments. The Valuation Designee will fair value portfolio investments utilizing inputs from various external and internal sources including, but not limited to, independent pricing services, dealer quotation reporting systems, independent third-party valuation firms and proprietary models and information. When determining the fair value of an investment, one or more fair value methodologies may be used. Fair value determinations will be based upon all available factors that the Valuation Designee deems relevant at the time of the determination. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Valuation of Public Securities – The Fund’s portfolio investments for which market quotations are readily available are valued at market value. Market value is generally determined on the basis of official exchange (e.g., NYSE or NASDAQ) closing prices or the last reported sales prices. Portfolio investments listed on more than one exchange will generally be valued at the last quoted sale price on the exchange on which the security is principally traded. Portfolio investments traded on a foreign exchange are valued as of the close of the NYSE at the closing price of such investments

Apollo Diversified Real Estate Fund	Notes to Financial Statements

December 31, 2025

in their principal trading market but may be fair valued if subsequent events occurring before the computation of net asset value have materially affected the value of the securities. Trading may take place in foreign investments held by the Fund at times when the Fund is not open for business. To the extent certain of the Fund’s portfolio investments are traded in the over-the-counter market, such investments are valued on the basis of quotations obtained from independent pricing services. If such quotations are not readily available or become unreliable, the Valuation Designee may recommend valuation through other means.

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as REITs for tax purposes. The Private Investment Funds generally include private funds investing in real estate assets (“Private Equity Funds”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. GAAP fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

ASC Topic 820 - Fair Value Measurement and Disclosures (“ASC 820”) allows the Fund, as a practical expedient, to estimate the fair value of the Private Investment Funds by using the NAV per share of each respective investment as of the Fund’s measurement date. Under ASC 820, investments utilizing the practical expedient are not to be categorized in the fair value hierarchy described below and included in the Fund’s financial statements but rather, the number of investments measured using the NAV practical expedient is disclosed to permit reconciliation of the fair value of investments in the hierarchy to the corresponding line items in the Fund’s balance sheet.

Private Equity Funds. The Private Equity Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Equity Fund sponsor, if necessary. In between receipt of Sponsor NAVs, where applicable, the value of each Private Equity Fund is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private equity real estate market. This process is applied daily to each respective Private Equity Fund until the receipt of the next Sponsor NAV. Certain of the Private Equity Funds may provide the Adviser with a daily valuation and in such instances the Index is not applied. The Index seeks to reflect market conditions of the broader private equity real estate market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index is comprised of private real estate investment funds (“Index Constituents”) that produce a daily NAV and generally hold institutional quality assets. The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Valuation Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Equity Fund following the conclusion of such Private Equity Fund’s valuation period, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Private Debt Funds. The Private Debt Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Debt Fund sponsor, if necessary. The Fund will, in certain cases, accrue income on a daily basis for each Private Debt Fund based on the prior period’s distribution rate and/or guidance provided by each respective Private Debt Fund sponsor. In the event that a Sponsor NAV is not provided by a Private Debt Fund following the conclusion of such Private Debt Fund’s valuation period, or if the Adviser becomes aware of an event warranting an update to a Private Debt Fund valuation, the Adviser shall inform the Valuation Committee and a meeting may be called to determine fair value.

Fair Value Measurements – In accordance with ASC 820, a three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value, as follows:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Apollo Diversified Real Estate Fund	Notes to Financial Statements

December 31, 2025

Level 2 –

Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3 –

Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the period ended December 31, 2025, maximized the use of observable inputs and minimized the use of unobservable inputs. For the period ended December 31, 2025, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of December 31, 2025:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$—	$—	$—	$2,414,824,785
Publicly Traded Securities	916,349,083	—	—	945,027,884
Preferred Stocks	76,967,028	—	—	76,967,028
Commercial Mortgage-Backed Securities	—	29,776,719	—	29,776,719
Closed-End Fund	1,868,940	—	—	1,868,940
Short Term Investment	85,560,924	—	—	85,560,924

Total	$1,080,745,975	$29,776,719	$—	$3,554,026,280

(a)

In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

The carrying and fair value of the Fund’s debt obligation as of December 31, 2025, for which the Fund has determined would be categorized as Level 2 in the fair value hierarchy was $135,000,000.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the security received.

Investment Income – Interest income is accrued and recorded on a daily basis including income earned from money market funds. Dividend income is recorded on the ex-dividend date.

Distributions to Shareholders – Distributions from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third

Apollo Diversified Real Estate Fund	Notes to Financial Statements

December 31, 2025

party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund’s defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund’s existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of December 31, 2025, the Fund had total Unfunded Commitments in the amount of $175,000,000.

Indemnification – The Fund indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” (more than a fifty percent chance) to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns for open tax years or expected to be taken in the Fund’s 2025 returns.

Segment Reporting – The Fund adopted Financial Accounting Standards Board (“FASB”) Accounting Standards Update (“ASU”) 2023-07, “Segment Reporting (Topic 280)—Improvements to Reportable Segment Disclosures” (“ASU 2023-07”). An operating segment is defined as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund operates under one operating segment and reporting unit. In connection with the adoption of ASU 2023-07, the Fund’s President or designee acts as the Fund’s CODM and is responsible for assessing the performance of the Fund’s single segment and deciding how to allocate the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s financial statements. The Fund’s adoption of this guidance did not have a material impact on the Fund’s financial position, results of operations or cash flows.

Income Taxes – In December 2023, the FASB issued ASU 2023-09 “Income Taxes (Topic 740): Improvements to Income Tax Disclosures,” (“ASU 2023-09”). ASU 2023-09 requires additional disaggregated disclosures on the entity’s effective tax rate reconciliation and additional details on income taxes paid. ASU 2023-09 is effective on a prospective basis, with the option for retrospective application, for annual periods beginning after December 15, 2024 and early adoption is permitted. The Fund does not expect the adoption of ASU 2023-09 to have a material impact on its year-end financial statements.

Income Statement - Reporting Comprehensive Income – In November 2024, the FASB issued ASU 2024-03, Income Statement—Reporting Comprehensive Income—Expense Disaggregation Disclosures” (Subtopic 220-40) (“ASU 2024-03”). The amendments in ASU 2024-03 improve financial reporting by requiring that public business entities disclose additional information about specific expense categories in the notes to financial statements at interim and annual reporting periods. This information generally is not presented in the financial statements today. The amendments in ASU 2024-03 are effective for annual reporting periods beginning after December 15, 2026, and interim reporting periods beginning after December 15, 2027. Early adoption is permitted. The Fund does not expect the adoption of ASU 2024-03 to have a material impact on its year-end financial statements.

3. GENERAL COMMITMENTS AND CONTINGENCIES

In the normal course of business, the Fund’s investment activities involve commitments to, executions, settlement and financing of, various transactions resulting in receivables from, and payables to, brokers, dealers and other counterparties. These activities may expose the Fund to risk in the event that such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business. Consistent with standard business practice, the Fund enters into contracts that contain a variety of indemnifications, and may be engaged from time to time in various legal actions. The maximum exposure of the Fund under these arrangements and activities is unknown. However, the Fund expects the risk of material loss to be remote.

Apollo Diversified Real Estate Fund	Notes to Financial Statements

December 31, 2025

As of December 31, 2025, the Fund had Unfunded Commitments outstanding, as detailed below:

Value	Fund Name	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of December 31, 2025
$35,625,401	Affinius U.S. Government Building Fund	Quarterly	60	$0
119,628,751	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	0
96,516,214	Article Student Living Income and Growth L.P.	Quarterly	N/A*	0
11,263,974	BGO Diversified US Property Fund, L.P.	Quarterly	45	0
37,867,102	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	N/A*	0
34,237,564	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
114,820,541	CBRE U.S. Credit Partners, L.P.	Quarterly	N/A*	0
268,693,525	CBRE U.S. Logistics Partners, L.P.	Quarterly	90	0
70,315,107	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
72,221,728	Clarion Lion Industrial Trust, L.P.	Quarterly	90	0
105,204,150	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
236,518,992	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
19,053,363	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
125,494,108	Dream U.S. Industrial Fund, L.P.	Quarterly	90	0
13,895,692	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
19,363,450	Heitman Core Real Estate Debt Income Trust	Quarterly	N/A*	0
36,614,018	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60	0
52,796,888	Manulife U.S. Real Estate Fund, L.P.	Quarterly	60	0
140,350,450	Morgan Stanley Prime Property Fund	Quarterly	90	0
116,195,871	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
18,745,252	PRISA, L.P.	Quarterly	90	0
143,578,399	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90	0
–	Realty Income U.S. Core Plus Fund, L.P.	Quarterly	90	125,000,000
25,771,111	Sagard U.S. Property Fund	Quarterly	90	0
28,366,879	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
31,343,701	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0
7,244,210	TA Realty Core Property Fund, L.P.	Quarterly	45	0
143,212,219	TA Realty Logistics Fund, L.P.	Quarterly	45	0
111,393,026	Third Point Private CRE Credit Fund L.P.	Quarterly	90	0
9,144,140	UBS Trumbull Property Fund	Quarterly	60	0
169,348,959	Ventas Life Science and Healthcare Real Estate Fund	Quarterly	90	50,000,000

$2,414,824,785				$175,000,000

*	The Private Investment Fund has notified limited partners of its intent to liquidate, though the timing remains unknown.
**	Written notice required for redemption, no minimum timeline required.